UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[X ]     Soliciting Material Pursuant to Section 240.14a-12

                              KeySpan Corporation
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                     (N/A)
                                     -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3)

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________












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



The following joint press release issued by the Long Island Power Authority, KeySpan Corporation ("KeySpan") and National Grid plc ("National Grid") on March 1, 2006 was being posted on KeySpan's internal website beginning on March 2, 2006.


------------------------------- -------------------------- ---------------------
           LIPA                      nationalgrid               KEYSPAN
Long Island Power Authority
------------------------------- -------------------------- ---------------------
Contact:                        Contact:                   Contact:
LIPA Media Pager:               Jackie Barry               KeySpan Media Pager:
516-525-LIPA (5472)             Manager, Media Relations   516-824-1241
                                National Grid
                                508-389-6776
------------------------------- -------------------------- ---------------------



March 1, 2006

Joint Statement by
Richard M. Kessel, Chairman, LIPA
Robert B. Catell, Chairman/CEO, KeySpan
Steve Holliday, Group Chief Executive Designate, National Grid plc Mike Jesanis, President, National Grid USA


As a result of today's initial meeting, it has been agreed that a team composed of representatives of the Long Island Power Authority, KeySpan and National Grid will work cooperatively to address issues of importance to the Authority related to National Grid's acquisition of KeySpan, the manager, under long-term contact, of LIPA's transmission and distribution system.

Additionally, the team will focus on an assessment of the potential benefits to LIPA's electric customers of National Grid's acquisition of KeySpan.

These are key issues of significant importance to LIPA, and KeySpan and National Grid have agreed to work cooperatively in addressing them as quickly as possible.




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


Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission (the "SEC") a proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http:/www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's most recent proxy statement and Annual Report on Form 10-K (filed with the SEC on March 30, 2005 and February 28, 2006, respectively) and will be set forth in the proxy statement relating to the acquisition when it becomes available.



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